UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2018

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 320

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Filing of Supplement to Prospectus/Proxy Statement. On October 23, 2018, Alithya Group Inc. (“Alithya”) and Edgewater Technology, Inc. (“Edgewater”) jointly issued a press release announcing that (i) Alithya Group inc. (f/k/a 9374-8572 Québec Inc.), a newly-formed holding company (“New Alithya”) and Edgewater have each filed with U.S. Securities and Exchange Commission (“SEC”) a supplement dated October 23, 2018 (the “Supplement”) to the prospectus/proxy statement dated September 28, 2018 (the “Prospectus/Proxy Statement”) of New Alithya, which also serves as an Edgewater proxy statement for the special meeting of Edgewater stockholders that has been called to be held on October 29, 2018 (the “Special Meeting”). At the Special Meeting, the Edgewater stockholders will be requested to approve a proposed business combination under which each of Edgewater and Alithya Group, Inc. (“Alithya”), will become a wholly owned subsidiary of New Alithya.

New Alithya previously filed with the SEC the Prospectus/Proxy Statement under New Alithya’s Registration Statement on Form F-4 under the Securities Act of 1933, as amended (File No. 333-227310), which was declared effective by the SEC on September 27, 2018, and Edgewater previously filed with the SEC the Prospectus/Proxy Statement as a definitive proxy statement under Section 14(a) of the Securities Exchange of 1934, as amended (File No. 000-20971).

The Supplement supplements and updates certain information in the Prospectus/Proxy Statement which New Alithya and Edgewater previously mailed to the Edgewater stockholders commencing on September 28, 2018. The Supplement is available free of charge through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov or on Edgewater’s website at www.edgewater.com under the tab “Investor Relations” and then through the link titled “SEC Filings” or by contacting by e-mail at ir@edgewater.com, or by phone at (781) 246-3343.

A copy of the press release issued by New Alithya and Edgewater on October 22, 2018 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Amendment to Edgewater’s Revolving Credit Agreement. On October 22, 2018, Edgewater and its domestic subsidiaries entered into Amendment No. 4 to Loan Agreement and Consent (the “Fourth Amendment”) with Citizens Bank, N.A. (“Citizens”), which amended certain terms of the Loan Agreement (as so amended, the “Loan Agreement”) under which Edgewater maintains a secured revolving credit facility with Citizens. Under the Fourth Amendment, Citizens also waived the restrictions on change of control of Edgewater in the Loan Agreement to the extent required to permit the acquisition of all of the outstanding stock of Edgewater by New Alithya.

The Fourth Amendment modified certain provisions of the Loan Agreement, including, among other things, (i) the right of Edgewater obtain up to $7.0 million of additional Revolving Advances provided that all such additional Revolving Advances shall be deposited into the blocked deposit account maintained by Edgewater at Citizens, (ii) Edgewater’s agreement that all funds held in such blocked account (including the $5.0 million of funds now held in such blocked account) will constitute cash collateral for all obligations of Edgewater to Citizens under the Loan Agreement, and (iii) Edgewater’s right to withdraw the funds in the blocked account will be contingent on the repayment in full of all obligations then outstanding under the Loan Agreement.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Important Information for Stockholders and Other Investors

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed business combination will be submitted to the stockholders of Edgewater for their consideration. Edgewater has prepared and filed with the SEC a proxy statement dated September 28, 2018 on Schedule 14A (File No. 000-20971) regarding the business combination described in the Arrangement Agreement. Edgewater has also filed, and may also file in the future, other documents with the SEC from time to time.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION DESCRIBED IN THE ARRANGEMENT AGREEMENT, STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SUPPLEMENT, AND OTHER RELEVANT MATERIALS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EDGEWATER, ALITHYA AND NEW ALITHYA AND THE PROPOSED BUSINESS COMBINATION.

Stockholders and other investors may obtain free copies of the Prospectus/Proxy Statement, the Supplement, and other documents containing important information about New Alithya, Edgewater and Alithya as filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC are also available free of charge on Edgewater’s website at www.edgewater.com under the tab “Investor Relations” and then through the link titled “SEC Filings” or by contacting by e-mail at ir@edgewater.com, or by phone at (781) 246-3343.

Participants in the Solicitation

Edgewater, Alithya and New Alithya and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Edgewater in connection with the proposed business combination. Information about the directors and executive officers of Edgewater, Alithya and New Alithya is set forth in the Prospectus/Proxy statement. That document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Edgewater’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this Current Report on Form 8-K that are not historical statements, including statements regarding the expected timetable for completing the proposed business combination, benefits and synergies of the proposed business combination, costs and other anticipated financial impacts of the proposed business combination, the combined company’s plans and objectives, the tax treatment of the proposed business combination, future opportunities for the combined company and services, future financial performance and operating results, and any other statements regarding the Edgewater’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Edgewater’s or control, which could cause actual results to differ materially from the results expressed or implied by the statements.

These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Edgewater’s or Alithya’s shareholders; the timing to consummate the proposed business combination; the conditions to closing of the proposed business combination may not be satisfied or that the closing of the proposed business combination otherwise does not occur; the risk that a court approval that may be required for the proposed business combination is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Edgewater and Alithya; the effects of the proposed business combination on Edgewater and Alithya following the consummation of the proposed business combination, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships involving either or both Edgewater and Alithya resulting from the announcement or completion of the proposed business combination; expected synergies and other benefits from the proposed business combination and the ability of the combined companies to realize such synergies and other benefits; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation; and ability to retain management and field personnel.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Edgewater’s SEC filings. Edgewater’s filings may be obtained by contacting Edgewater or the SEC or through Edgewater’s web site at http://www.edgewater.com/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov.

The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the proposed business combination, are more fully discussed in the proxy statement filed with the SEC in connection with the proposed business combination. Edgewater does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Loan Agreement and consent dated as of October 22, 2018, among Edgewater Technology, Inc., its Subsidiaries now or hereafter listed in Schedule 1 thereto, and Citizens Bank, N.A.

99.1	Press Release, dated October 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2018

Edgewater Technology, Inc.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer (Principal Executive Officer

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